Back to Form 10-K                                                                               Exhibit 10.55.8

HealthEase of Florida, Inc.		Medicaid HMO Non-Reform Contract

AHCA CONTRACT NO. FA905
AMENDMENT NO. 7

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and HEALTHEASE OF FLORIDA, INC., hereinafter referred to as the "Vendor" or “Health Plan”, is hereby amended as follows:

1.
Effective November 1, 2011, Attachment I, Scope of Services, Capitated Health Plans, is hereby amended to include Attachment I, Exhibit 1-B, Revised Maximum Enrollment Levels, attached hereto and made a part of the Contract. All references in the Contract to Attachment I, Exhibits 1 and 1-A, shall hereinafter also refer to Attachment I, Exhibit 1- B, as appropriate.

2.	Attachment II, Core Contract Provisions, Section XVI., Terms and Conditions, is hereby amended to include Item HH. as follows:

HH.	Scrutinized Companies Lists

The Vendor shall complete Attachment VI, Vendor Certification Regarding Scrutinized Companies Lists, attached hereto and made a part of the Contract, certifying that it is not listed on either the Scrutinized Companies with Activities in Sudan List or the Scrutinized Companies with Activities in the Iran Petroleum Energy Sector List, created pursuant to section 215.473, Florida Statutes (F.S.). Pursuant to section 287.135(5), F.S., the Vendor agrees the Agency may immediately terminate this Contract for cause if the Vendor is found to have submitted a false certifiation or if the Vendor is placed on the Scrutinized Companies with Activities in Sudan List or the Scrutinized Companies with Activitites in the iran Petroleum Energy Sector List during the term of the Contract.

Unless otherwise stated, this amendment is effective upon execution by both parties.

All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Cotnract.

This amendment and all its attachments are hereby made a part of the Contract.

This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

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AHCA Contract No. FA905, Amendment No. 7, Page 1 of 2

HealthEase of Florida, Inc.	Medicaid HMO Non-Reform Contract

IN WITNESS WHEREOF, the Parties hereto have caused this seven (7) page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

HEALTHEASE OF FLORIDA, INC.		STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION

SIGNED BY:	/s/Christina Cooper	SIGNED BY:	/s/Elizabeth Dudek

NAME:	Christina Cooper	NAME:	Elizabeth Dudek

TITLE:	President, FL & HI Division	TITLE:	Secretary

DATE:	11/8/11	DATE:	11/16/2011

List of Attachments/Exhibits included as part of this amendment:

Specify Type	Letter/ Number	Description
Exhibit	1-B	Revised Maximum Enrollment Levels (4 Pages)
Attachment	VI	Vendor Certification Regarding Scrutinized Companies Lists (1 Page)

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AHCA Contract No. FA905, Amendment No. 7, Page 2 of 2

HealthEase of Florida, Inc.		Medicaid HMO Non-Reform Contract

ATTACHMENT I
EXHIBIT 1-B
REVISED MAXIUMU ENROLLMENT LEVELS

Maximum enrollment levels and Health Plan provider numbers associated with the counties and populations served. Exhibit 2-NR-B provide the capitation rate tables respective to the areas of operation listed below.

A.	Non-Reform

See Exhibit 2-NR-B Table 2, General Capitation Rates plus Mental Health Rates

Area 1 Counties: Escambia, Santa Rosa

Effective Date: 11/01/11 Escambia, 08/01/11 Santa Rosa
County	Enrollment Level	Provider Number
Escambia	67,500	TBD
Santa Rosa	31,500	015019343

See Exhibit 2-NR-B Table 2, General Capitation Rates plus Mental Health Rates

Area 2 Counties: Calhoun, Gadsden, Jefferson, Leon, Liberty, Madison, Wakulla

Effective Date: 09/01/09
County	Enrollment Level	Provider Number
Calhoun	800	015019340
Gadsden	3,500	015019315
Jefferson	1,000	015019318
Leon	7,000	015019320
Liberty	400	015019342
Madison	1,500	015019322
Wakulla	1,000	015019336

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AHCA Contract No. FA905, Attachment I, Exhibit 1-B, Page 1 of 4

HealthEase of Florida, Inc.	Medicaid HMO Non-Reform Contract

See Exhibit 2-NR-B Table 2, General Capitation Rates plus Mental Health Rates

Area 3 Counties:  Citrus, Lake, Marion, Putnam

Effective Date: 09/01/09
County	Enrollment Level	Provider Number
Citrus	7,500	015019309
Lake	7,000	015019319
Marion	20,000	015019323
Putnam	6,000	015019329

See Exhibit 2-NR-B Table 2, General Capitation Rates plus Mental Health Rates

Area 4 Counties: Duval, Volusia

Effective Date: 09/01/09
County	Enrollment Level	Provider Number
Duval	55,000	015019313
Volusia	15,000	015019335

See Exhibit 2-NR-B Table 2, General Capitation Rates plus Mental Health Rates

Area 5 Counties: Pasco, Pinellas

Effective Date: 09/01/09
County	Enrollment Level	Provider Number
Pasco	6,000	015019302
Pinellas	9,000	015019303

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AHCA Contract No. FA905, Attachment I, Exhibit 1-B, Page 2 of 4

HealthEase of Florida, Inc.	Medicaid HMO Non-Reform Contract

See Exhibit 2-NR-B Table 2, General Capitation Rates plus Mental Health Rates

Area 6 Counties: Highlands, Hillsborough, Manatee, Polk

Effective Date: 09/01/09
County	Enrollment Level	Provider Number
Highlands	3,000	015019317
Hillsborough	18,000	015019300
Manatee	6,000	015019301
Polk	10,000	015019304

See Exhibit 2-NR-B Table 2, General Capitation Rates plus Mental Health Rates

Area 7 Counties: Brevard, Orange, Osceola, Seminole

Effective Date: 09/01/09
County	Enrollment Level	Provider Number
Brevard	14,000	015019308
Orange	25,000	015019327
Osceola	8,000	015019328
Seminole	4,000	015019333

See Exhibit 2-NR-B Table 2, General Capitation Rates plus Mental Health Rates

Area 8 County: Sarasota

Effective Date: 09/01/09
County	Enrollment Level	Provider Number
Sarasota	3,000	015019332

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AHCA Contract No. FA905, Attachment I, Exhibit 1-B, Page 3 of 4

HealthEase of Florida, Inc.	Medicaid HMO Non-Reform Contract

See Exhibit 2-NR-B Table 2, General Capitation Rates plus Mental Health Rates

Area 9 Counties: Martin, Palm Beach

Effective Date: 09/01/09
County	Enrollment Level	Provider Number
Martin	5,000	015019324
Palm Beach	10,500	015019339

See Exhibit 2-NR-B Table 2, General Capitation Rates plus Mental Health Rates

Area 10 County: Broward

Effective Date: 09/01/09
County	Enrollment Level	Provider Number
Broward	13,500	015019337

See Exhibit 2-NR-B Table 2, General Capitation Rates plus Mental Health Rates, plus Transportation

Area 11 County: Miami-Dade

Effective Date: 09/01/09
County	Enrollment Level	Provider Number
Miami-Dade	25,000	015019338

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AHCA Contract No. FA905, Attachment I, Exhibit 1-B, Page 4 of 4

ATTACHMENT VI
VENDOR CERTIFICATION REGARDING
SCRUTINZED COMPANIES LISTS

Vendor Name:	HealthEase of Florida, Inc.

Vendor FEIN:	59-3646690

Vendor's authorized Representative Name and Title:	Christina Cooper, President

Address:	8735 Henderson Rd

City:	Tampa	State:	FL	Zip:	33634

Telephone Number:	813-206-3213

Email Address:	chrissie.cooper @wellcare.com

Section 287.135, Florida Statutes, prohibits agencies from contracting with companies, for goods or services over $1,000,000, that are on either the Scrutinized Compaies with Activities in Sudan List or the Scrutinized Companies with Activities in the Iran Petroleum Energy Sector List. Both lists are created pursuant to section 215.473, Florida Statutes.

As the person authorized to sign on behal of the Vendor, I hereby certify that the company identified above in the section entitled "Vendor Name" is not listed on either the Scrutinized Companies with Activities in Sudan List or the Scrutinized Companies with Activities in the Iran Petroleum Energy Sector List. I understand that pursuant to section 287.135, Florida Statutes, the submission of a false certification may subject company to civil penalties, attorney's fees, and/or costs.

Certified By:	/s/Christina Cooper	, who is
authorized to sign on behalf of the above referenced company.

Authorized Signature Print Name and Title:	Christina Cooper, President

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AHCA Contract No. FA905, Attachment VI, Page 1 of 1